EXHIBIT 32.1

Certification of the Chief Executive Officer Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Rock of Ages Corporation (the "Company") for the quarterly period ended April 2, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Kurt M. Swenson, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Kurt M. Swenson
Name: Kurt M. Swenson Title: Chief Executive Officer Date: May 17, 2005

A signed original of this written statement required by Section 906, or other document authenticating , acknowledging or otherwise adopting the signature that appears in typed form with the electronic version of this written statement required by Section 906,  has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 32.2

Certification of the Chief Financial Officer Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Rock of Ages Corporation (the "Company") for the quarterly period ended April 2, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Douglas S. Goldsmith, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Douglas S. Goldsmith
Name: Douglas S. Goldsmith Title: Chief Financial Officer Date: May 17, 2005

 A signed original of this written statement required by Section 906, or other document authenticating , acknowledging or otherwise adopting the signature that appears in typed form with the electronic version of this written statement required by Section 906,  has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.